.

EXTENSION AGREEMENT

March 31, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 31, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

EXTENSION AGREEMENT

March [_], 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March [__], 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

BARCLAYS BANK PLC

By: ______________________
Name: Sydney G. Dennis
Title: Director

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 31, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

JPMORGAN CHASE BANK, N.A.

By: ______________________________
Name: Khawaja Tariq
Title: Vice President

EXTENSION AGREEMENT

March [ ], 2023

Wells Fargo Bank, National Association, as Administrative Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March [__], 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

Very truly yours,

BANK OF AMERICA, N.A.

By: ______________________________
Name: Jacqueline G. Margetis
Title: Director

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

CITIBANK, N.A.

By: Richard D. R
Name: Richard Rivera
Title: Vice President

EXTENSION AGREEMENT

March 6, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 6, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

Mizuho Bank, Ltd.

By: Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

EXTENSION AGREEMENT

March [_], 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March [__], 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

MUFG BANK, LTD.

By: ______________________
Name: Ricky Vargas
Title: Vice President

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

The Bank of Nova Scotia

By: ______________________________
Name: David Dewar
Title: Director

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

THE BANK OF NEW YORK MELLON

By: Molly H Ross
Name: Molly H. Ross
Title: Vice President

EXTENSION AGREEMENT

March 07, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 07, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

Canadian Imperial Bank of Commerce, New York Branch

By: [signature]
Name: Amit Vasani
Title: Managing Director

CRÉDIT AGRICOLE
CORPORATE & INVESTMENT BANK

EXTENSION AGREEMENT

March 6, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 6, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

[NAME OF LENDER]

By: ______________________________
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: ______________________________
Name: Page Dillehunt
Title: Managing Director

By: ______________________________
Name: Michael Willis
Title: Managing Director

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

CREDIT SUISSE AG, NEW YORK BRANCH, as Lender

By: ______________________
Name: Doreen Barr
Title: Authorized Signatory

By: ______________________
Name: Michael Dieffenbacher
Title: Authorized Signatory

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 31, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

GOLDMAN SACHS BANK USA

By: Andrew B. Vernon
Name: Andrew Vernon
Title: Authorized Signatory

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 31, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

KEYBANK NATIONAL ASSOCIATION

By: ______________________________
Name: Renee M. Bonnell
Title: Senior Vice President

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

MORGAN STANLEY BANK, N.A.

By: *Michael King*
Name: Michael King
Title: Authorized Signatory

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: ______________________________
Name: Joseph Rein
Title: Assistant Vice President

RBC Capital Markets®

Royal Bank of Canada
3 World Financial Center
200 Vesey Street – 12th Floor
New York, NY 10281

March 07, 2023

Wells Fargo Bank, National Association
1525 West W.T. Harris Blvd.
Charlotte, NC 28262

Attention: Syndication Agency Services

Re: American Electric Power
$1,000,000,000 2-year Senior Unsecured Revolving Credit Facility

Ladies and Gentlemen:

Effective as of March 07, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "Credit Agreement") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Very truly yours,

Royal Bank of Canada

By: *Martina Wellik*
Name: Martina Wellik
Title: Authorized signatory

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

SUMITOMO MITSUI BANKING CORPORATION

By: Suela Von Bargen
Name: Suela Von Bargen
Title: Director

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: [signature]
Name: Betty Chang
Title: Authorized Signatory

EXTENSION AGREEMENT

March 7, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 7, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

TRUIST BANK

By: ______________________________
Name: Justin Lien
Title: Director

EXTENSION AGREEMENT

February 22, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of February 22, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

U.S. Bank National Association,

By: ______________________________
Name: John M. Eyerman
Title: Senior Vice President

EXTENSION AGREEMENT

March 3rd, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 3rd, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

Fifth Third Bank, National Association

By: ______________________
Name: Larry Hayes
Title: Executive Director

EXTENSION AGREEMENT

March 6, 2023

Wells Fargo Bank, National Association, as Administrative
Agent under the Credit Agreement referred to below
MAC D 1109-019
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

Effective as of March 6, 2023, the undersigned hereby agrees to extend its Commitment and the Termination Date under the Credit Agreement dated as of March 31, 2021, among American Electric Power Company, Inc., as Borrower, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (as amended by that certain First Amendment to Credit Agreement, dated as of April 7, 2022, the "**Credit Agreement**") for one (1) year to March 31, 2025 pursuant to Section 2.06 of the Credit Agreement and subject to the satisfaction of the terms and conditions set forth therein. Terms defined in the Credit Agreement are used herein as therein defined.

This Extension Agreement constitutes a Loan Document under the terms of the Credit Agreement. This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Extension Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words "execution," "signed," "signature," and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The jurisdiction and waiver of jury trial provisions set forth in Sections 8.12 and 8.13 of the Credit Agreement are hereby incorporated by reference, *mutatis mutandis*.

THE HUNTINGTON NATIONAL BANK

By: Nolan Woodbury
Name: Nolan Woodbury
Title: Assistant Vice President

Agreed and Accepted:

AMERICAN ELECTRIC POWER COMPANY, INC.,
as Borrower

By: ______________________
Name: Renee V. Hawkins
Title: Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director